Exhibit 99.2

Annec Green Refractories Corporation (Formerly E-band Media, Inc.)
(Successor of China Green Refractories Limited)
Notes to Unaudited Pro Forma Condensed Consolidated
Financial Information

Introduction

The following unaudited pro forma condensed consolidated financial information has been prepared to give effect to the merger of China Green Refractories Limited and E-Band Media, Inc. as a reverse acquisition of assets and a recapitalization in accordance with accounting principles generally accepted in the United States.  For accounting purposes China Green Refractories Limited is considered to be acquiring E-Band Media, Inc. in the merger.  China Green Refractories Limited, a  company incorporated in the British Virgin Islands, and its wholly owned subsidiary Alex Industrial, a company incorporated in Hong Kong, were created for the sole purpose of completing a reverse merger with a U.S. public shell company.  On January 14, 2011 Alex Industrial acquired all of the equity of Zhengzhou Annec Industrial Co. Ltd., and its subsidiary Annec (Beijing) Engineering Technology Co., Ltd. for total consideration of $2,980,998.  As a result of the transaction, the controlling equity holders of Zhengzhou Annec continue to hold 98% of the outstanding equity of Zhengzhou Annec through their direct or beneficial ownership of China Green.  Accordingly, this transaction was accounted for as an exchange among related parties and all assets and liabilities were transferred at their net book value.

Note 1 – Acquisition of Zhengzhou Annec Industrial Co., Ltd

On January 14, 2011 China Green Refractories Company through its wholly owned subsidiary Alex Industrial acquired all of the equity of Zhengzhou Annec Industries Co., Ltd and its consolidated VIE Annec (Beijing) Engineering Technology Co., Ltd. for total consideration of $2,980,998.  This transaction was accounted for as an exchange among related parties and all assets and liabilities were transferred at their net book value.

Note 2 – Share Exchange Agreement

The foregoing description of the terms of the Share Exchange Agreement is qualified in its entirety by reference to the provisions of the agreements filed as Exhibit 2.1 in Form 8-K filed with the SEC on February 14, 2011, which are incorporated by reference herein.

Exhibit 99.2

On February 11, 2011, E-Band Media, Inc. (“E-Band Media”) entered and closed a  Share Exchange Agreement (“Share Exchange Agreement”), with certain  shareholders and warrant holders, Dean Konstantine, Muzeyyen Balaban, Bernieta Masters, and Linda Masters, and with China Green Refractories (“China Green”), a BVI corporation, and its shareholders, New-Source Group Limited, a BVI company, High-Sky Assets Management Limited, a BVI company, Joint Rise Investments Limited, a BVI company, Giant Harvest Investment Limited, a BVI company, and Mr. QIAN Yun Ting  (collectively the “China Green Shareholders”), pursuant to which E-Band Media acquired 100% of the issued and outstanding capital stock of  China Green in exchange for 19,220 shares of E-Band Media's Series A Convertible Preferred Stock (“Series A Preferred Stock”). Pursuant to the terms of the Share Exchange Agreement, E-Band Media will affect a 1-for-14.375 reverse stock split (“Reverse Split”) of its outstanding common stock. In addition, pursuant to the Share Exchange Agreement, the China Green Shareholders acquired all 10,000,000 shares of E-Band Media’s common stock from Dean Konstantine (“Controlled Shares”) and all outstanding warrants of E-Band Media from Muzeyyen Balaban, Bernieta Masters, and Linda Masters (“Warrants”) for an aggregate purchase price of $250,000 and 100 shares of Series A Preferred Stock held by China Green Shareholders.  The Warrants were cancelled by the China Green Shareholders pursuant to the Share Exchange Agreement. As a result of the Share Exchange Agreement, the China Green Shareholders will own 98% of our issued and outstanding common stock on an as-converted common stock basis as of and immediately after the effectiveness of the Reverse Split as contemplated by the Share Exchange Agreement.

As a result the share exchange, (i) E-Band Media indirectly control through subsidiaries, Annec, which is engaged in the business of design, manufacturing of and selling of medium and high level refractory materials for top combustion type, internal combustion type, and external combustion type hot blast stoves,  and (ii) through its variable interest entity (“VIE”), Beijing Annec, E-Band Media provides turnkey service for large hot blast stove projects, integrating the structural design, equipment purchase, construction, refractory production/sale and after-sale service  of hot blast stoves.

Accounting principles generally accepted in the United States of America require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purpose, resulting in a reverse acquisition. Accordingly, the stock exchange transaction has been accounted for as a recapitalization effected by a share exchange, wherein China Green Refractories Limited is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

The unaudited pro forma condensed consolidated financial information gives effect to the reverse acquisition as if it had occurred at the earliest date in these pro forma statements.

Note 3 – Accounting Period Change

To coincide with the accounting cycle of our acquired subsidiary Zhengzhou Annec Industrial Co. Ltd., we have changed our fiscal year end from June 30th to December 31st. This change is reflected in the unaudited pro forma financial information.

Note 4 – Adjustments to unaudited Pro Forma Condensed Consolidated Financial Information

The accompanying unaudited pro forma condensed consolidated financial information gives effect to the Exchange Agreement as if it had occurred at an earlier date, and has been prepared for illustrative purposes only and is not necessarily indicative of the condensed consolidated financial position or results of operations in future periods or the results that actually would have been realized had China Green Refractories Limited and E-Band Media, Inc. been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document. In addition, the unaudited pro forma condensed consolidated financial information gives effect only to the adjustments set forth in the accompanying notes and does not reflect any restructuring or acquisition related costs, or any potential cost savings or other synergies that management expects to realize as a result of the acquisition. The unaudited pro forma condensed consolidated financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements found in this Form 8-K.

Exhibit 99.2

The adjustments to the unaudited pro forma condensed consolidated financial information as of December 31, 2010 and for the years ended December 31, 2009 and 2010 in connection with the proposed acquisition are presented below:

1.	This adjustment reflects the issuance of the Series A Preferred Stock pursuant to the Share Exchange Agreement where 19,200 shares of Series A Preferred Shares were issued at a par value of $0.0001.

2.	This adjustment reflects the effect of the 1-for-14.375 reverse stock split pursuant to the Share Exchange Agreement.

3.	This adjustment reflects the effect of the conversion of the Series A Preferred Stock into 19,220,000 shares of common stock pursuant to the Share Exchange Agreement.

4.	This adjustment reflects reversal of non-recurring administrative expenses and the elimination of pre-acquisition accumulated deficit.

5.	This adjustment reflects the equity reclassification from Owners’ capital and Capital surplus to Additional paid in capital to conform to standard US GAAP presentation.

Exhibit 99.2

ANNEC GREEN REFRACTORIES CORPORATION (FORMERLY E-BAND MEDIA, INC.)
(SUCCESSOR OF CHINA GREEN REFRACTORIES LIMITED)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2010
(Amounts expressed in US Dollars)

	Historical	Historical	Historical	Pro Forma		Combined
	Zhengzhou Annec	China Green	E-Band Media	Adjustments		Pro Forma
	(audited)	(unaudited)	(unaudited)	(unaudited)	Note	(unaudited)
ASSETS
Current assets:
Cash	$1,504,971	$102	$-			$1,505,073
Restricted cash	4,425,167	-	-			4,425,167
Bank notes receivable	1,056,569	-	-			1,056,569
Accounts receivable, net	16,130,117	-	-			16,130,117
Retentions receivable	4,553,071					4,553,071
Prepaid expenses and deposits	5,604,102	-	-			5,604,102
Other receivable	5,420,233	-	-			5,420,233
Inventories	25,703,214	-	-			25,703,214

Total current assets	64,397,444	102	-			64,397,546

Long-term retentions receivable	5,425,110					5,425,110
Deposits for capital expenditure	3,235,272	-				3,235,272
Plant and equipment, net	12,093,625	-	-			12,093,625
Land use rights, net	2,193,823	-	-			2,193,823
Long-term investment	151,722		-			151,722

Total assets	$87,496,996	$102	$-			$87,497,098

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Short-term loans	$8,475,193	$-	$-			$8,475,193
Bank notes payable	5,310,272	-	-			5,310,272
Accounts payable and accrued expenses	11,271,228	-	-			11,271,228
Advances from customers	23,105,778	-	-			23,105,778
Salaries payable	436,635	-	-			436,635
Taxes payable	2,535,965	-	-			2,535,965
Related party payable	917,008	-	-			917,008
Loans payable to employees	2,154,409	-	-			2,154,409
Loans payable to other individuals	1,972,387	-	-			1,972,387
Other payable	1,918,056	-	-			1,918,056

Total current liabilities	58,096,931	-	-			58,096,931
Deferred income	2,884,600	-	-			2,884,600
Long-term loans	1,189,501	-	-			1,189,501
Total liabilities	62,171,032	-	-			62,171,032

Stockholders' equity
Common stock, $0.0001 par value, 100,000,000 shares authorized, 19,995,701 issued and outstanding	-	-	1,115	(1,037)	2
				1,922	3	2,000
Series A Preferred stock, $0.0001 par value, 100,000,000 shares authorized, zero shares issued and outstanding	-	-		2	1
				(2)	3	-
Owners’ capital	2,612,769	102	-	(2,612,871)	5	-
Additional paid in capital	-		-	1,037	2
				2	1
				(2)	3
				(1,922)	3
				(1,115)	4
				2,612,871	5
				1,436,223	5	4,047,094
Capital Surplus	1,436,223	-	-	(1,436,223)	5	-
Retained earnings	20,700,451	-	-			20,700,451
Accmulated (deficit) during development stage	-	-	(1,115)	1,115	4	-
Accumulated other comprehensive income	576,521	-	-			576,521

Total stockholders' equity	25,325,964	102	-			25,326,066

Total liabilities and stockholders' equity	$87,496,996	$102	$-			$87,497,098

Exhibit 99.2

ANNEC GREEN REFRACTORIES CORPORATION (FORMERLY E-BAND MEDIA, INC.)
(SUCCESSOR OF CHINA GREEN REFRACTORIES LIMITED)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2010
(Amounts expressed in US Dollars)

	Historical	Historical	Historical	Pro Forma		Combined
	Zhengzhou Annec	China Green	E-Band Media	Adjustments		Pro Forma
	(audited)	(unaudited)	(unaudited)	(unaudited)	Note	(unaudited)

Revenues	$63,413,140	$-	$-			$63,413,140
						-
Cost of revenues	40,096,417	-	-			40,096,417
						-
Gross profit	23,316,723	-	-			23,316,723

Operating expenses:
Selling	7,390,200	-	-			7,390,200
General and administrative	6,385,664	-	1,115	(1,115)	4	6,385,664

Total operating expenses	13,775,864	-	1,115			13,775,864
						-
Income (loss) from operations	9,540,859	-	(1,115)			9,540,859

Other income (expense):
Interest income	76,690	-	-			76,690
Interest expense	(1,574,268)	-	-			(1,574,268)
Other income (expense), net	608,766	-	-			608,766

Total other income (expense)	(888,812)	-	-			(888,812)
						-
Income (loss) before provision for income taxes	8,652,047	-	(1,115)			8,652,047

Provision for income taxes	1,414,136	-	-			1,414,136

Net income (loss)	$7,237,911	$-	$(1,115)			$7,237,911

Basic and diluted net income per common share						$0.36
Weighted averrage number of common shares outstanding, basic and diluted						19,995,701

Exhibit 99.2

ANNEC GREEN REFRACTORIES CORPORATION (FORMERLY E-BAND MEDIA, INC.)
(SUCCESSOR OF CHINA GREEN REFRACTORIES LIMITED)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
(Amounts expressed in US Dollars)

	Historical	Historical	Historical	Pro Forma		Combined
	Zhengzhou Annec	China Green	E-Band Media	Adjustments		Pro Forma
	(audited)	(unaudited)	(unaudited)	(unaudited)	Note	(unaudited)

Revenues	$32,405,360	$-	$-			$32,405,360

Cost of revenues	20,793,942	-	-			20,793,942

Gross profit	11,611,418	-	-			11,611,418

Operating expenses:
Selling	3,704,000	-	-			3,704,000
General and administrative	4,155,987	-	-			4,155,987

Total operating expenses	7,859,987	-	-			7,859,987

Income from operations	3,751,431	-	-			3,751,431

Other income (expense):
Interest income	115,326	-	-			115,326
Interest expense	(1,111,393)	-	-			(1,111,393)
Other income (expense), net	(40,009)	-	-			(40,009)

Total other expense	(1,036,076)	-	-			(1,036,076)

Income before provision for income taxes	2,715,355	-	-			2,715,355

Provision for income taxes	331,010					331,010

Net income	$2,384,345	$-	$-			$2,384,345

Basic and diluted net income per common share						$0.12
Weighted averrage number of common shares outstanding, basic and diluted						19,995,701

Exhibit 99.2